EXCHANGE LISTED FUNDS TRUST

Asian Growth Cubs ETF (NYSE Arca Ticker: CUBS)

Cabana Target Drawdown 5 ETF (NYSE Arca Ticker: TDSA)

Cabana Target Drawdown 7 ETF (NYSE Arca Ticker: TDSB)

Cabana Target Drawdown 10 ETF (NYSE Arca Ticker: TDSC)

Cabana Target Drawdown 13 ETF (NYSE Arca Ticker: TDSD)

Cabana Target Drawdown 16 ETF (NYSE Arca Ticker: TDSE)

Cabana Target Leading Sector Aggressive ETF (NYSE Arca Ticker: CLSA)

Cabana Target Leading Sector Moderate ETF (NYSE Arca Ticker: CLSM)

Cabana Target Leading Sector Conservative ETF (NYSE Arca Ticker: CLSC)

High Yield ETF (NYSE Arca Ticker: HYLD)

QRAFT AI-Enhanced U.S. Large Cap ETF (NYSE Arca Ticker: QRFT)

QRAFT AI-Enhanced U.S. Large Cap Momentum ETF (NYSE Arca Ticker: AMOM)

QRAFT AI-Enhanced U.S. High Dividend ETF (NYSE Arca Ticker: HDIV)

QRAFT AI-Enhanced U.S. Next Value ETF (NYSE Arca Ticker: NVQ)

ETC Gavekal Asia Pacific Government Bond ETF (NYSE Arca Ticker: AGOV)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 29, 2022 to each Fund’s currently effective prospectus (“Prospectus”) and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for each Fund and should be read in conjunction with those documents.

Effective immediately, the following is added to “Market Risk” in the section titled “Additional Principal Risk Information” in each Fund’s Prospectus:

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

Also effective immediately, the following is added to the section titled “Recent Market Circumstances” in each Fund’s SAI (unless already included):

Russia’s military invasion of Ukraine in February 2022 resulted in the United States, other countries, and certain international organizations levying broad economic sanctions against Russia. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia’s military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country’s credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion. The potential for wider conflict may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries affected by the invasion. In addition, the ability to price, buy, sell, receive, or deliver such securities is also affected due to these measures. For example, a fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, the sanctions may require a fund to freeze its existing investments in companies operating in or having dealings with Russia or other sanctioned countries, which would prevent a fund from selling these investments. Any exposure that a fund may have to Russian counterparties or counterparties in other sanctioned countries also could negatively impact the fund’s portfolio.

The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyberattacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.